UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2025

HIREQUEST, INC.
(Exact name of registrant as specified in its Charter)

Delaware	000-53088	91-2079472
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Springhall Drive, Goose Creek, SC	29445
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7400
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	HQI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01         Other Events.

On June 10, 2025, Richard Hermanns, Chairman and CEO of HireQuest, Inc. (the "Company"), was interviewed on a national news channel. In this interview he addressed the Company's efforts to acquire TrueBlue, Inc. ("TrueBlue"), among other things. A transcript of the relevant portion of the interview is attached.

Item 9.01         Financial Statements and Exhibits.

(d)           Exhibits

99.1        Partial Transcript of June 10, 2025 Interview
104         Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

This report, including all exhibits furnished herewith or incorporated herein, includes, and the Company's officers and other representatives may sometimes make or provide certain estimates and other forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act, including statements regarding the proposed transaction with TrueBlue, benefits and synergies of the proposed transaction and future opportunities for the combined company, including statements regarding value (including the value that can be unlocked by converting TrueBlue offices to franchises), profitability or growth prospects of the combined company. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods.

While HireQuest believes these statements are accurate, forward-looking statements are not historical facts and are inherently uncertain. They are based only on HireQuest's current beliefs, expectations, and assumptions regarding the future of its and TrueBlue's business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. HireQuest cannot assure you that these expectations will occur, and its actual results may be significantly different. Therefore, you should not place undue reliance on these forward-looking statements. Important factors that may cause actual results to differ materially from those contemplated in any forward-looking statements made by the Company, include but are not limited to the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any definitive agreement will be materially different from those described herein; uncertainties as to whether TrueBlue will cooperate with the Company regarding the proposed transaction; the Company's ability to consummate the proposed transaction with TrueBlue; the conditions to the completion of the proposed transaction, including the receipt of any required shareholder approvals and any required regulatory approvals; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate TrueBlue’s operations with those of the Company; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; the retention of certain key employees may be difficult; and general economic conditions that are less favorable than expected. Additional risks that may affect the Company's operations and other factors are discussed in the "Risk Factors" section and elsewhere in the Company's most recent Annual Report on Form 10-K and the quarterly reports on Form 10-Q filed thereafter, and will be discussed in the registration statement referenced below.

Any forward-looking statement made by the Company or its management in this report is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company and its management disclaim any obligation to update or revise any forward-looking statement, whether written or oral, that may be made from time to time, based on the occurrence of future events, the receipt of new information, or otherwise, except as required by law.

Important Additional Information

This report, including all exhibits furnished herewith or incorporated herein, does not constitute an offer to buy or solicitation of an offer to sell any securities. This report relates to a proposal that the Company has made for a business combination transaction with TrueBlue. In furtherance of this proposal and subject to future developments, the Company (and, if applicable, TrueBlue) may file one or more registration statements, consent solicitation or proxy statements, tender offer statements, prospectuses or other documents with the Securities and Exchange Commission (the “SEC”). This report is not a substitute for any registration statement, consent solicitation or proxy statement, tender offer statement, prospectus or other document the Company and/or TrueBlue may file with the SEC in connection with the proposed transaction.

Investors and security holders of TrueBlue and the Company are urged to read the registration statement(s), consent solicitation or proxy statement(s), tender offer statement(s), prospectus(es) and/or other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction.

Any final prospectus(es) and definitive consent solicitation or proxy statement(s) (if and when available) will be mailed to shareholders of True Blue and/or the Company, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov, and by visiting the Company's investor relations site at investors.hirequest.com.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

This report is neither a solicitation of a consent or proxy nor a substitute for any consent solicitation or proxy statement or other filings that may be made with the SEC. Nonetheless, the Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of consents or proxies in respect of the proposed transactions. You can find information about the Company's executive officers and directors in it Proxy Statement on Schedule 14A filed with the SEC on April 30, 2025. Additional information regarding the interests of such potential participants will be included in one or more registration statements, consent solicitation or proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website www.sec.gov, and by visiting the Company's investor relations site at investors.hirequest.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HIREQUEST, INC.
(Registrant)

Date: June 10, 2025	/s/ John McAnnar
John McAnnar
Chief Legal Officer, Vice President, and Corporate Secretary